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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (Date of earliest event reported): April 10, 2002

                     InterDigital Communications Corporation
             (Exact name of registrant as specified in its charter)


Pennsylvania                         1-11152                 23-1882087
(State or other jurisdiction         (Commission File        (IRS Employer
of incorporation)                    Number)                 Identification No.)


781 Third Avenue, King of Prussia, PA                        19406
(Address of Principal Executive Offices)                     (Zip Code)


     Registrant's telephone number, including area code: 610-878-7800


Item 4.  Changes in Registrant's Certifying Accountant.

     On April 10, 2002, the Board of Directors of InterDigital Communications Corporation (the "Company") made a determination to engage PricewaterhouseCoopers LLP ("PwC") to serve as the Company's independent public accountants for the fiscal year 2002 and no longer engage Arthur Andersen LLP ("Arthur Andersen") in such capacity. The determination was based upon the recommendation of the Audit Committee, which evaluated PwC's experience and expertise as well suited to the auditing and financial reporting needs of InterDigital's business. The appointment of PwC is subject to shareholder ratification at the Company's 2002 Annual Meeting of Shareholders scheduled to be held on June 4, 2002.

     Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Arthur Andersen's report on the Company's consolidated financial statements for the year ended December 31, 2001 was filed on March 29, 2002 with the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

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     During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

     The Company provided Arthur Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Arthur Andersen's letter, dated April 10, 2002, stating its agreement with such statements.

     During the years ended December 31, 2001 and 2000 and through the filing date of this Current Report on Form 8-K, the Company did not consult PwC with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.    Financial Statements and Exhibits

     (c) Exhibits

         (16) Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            INTERDIGITAL COMMUNICATIONS CORPORATION

                        By:  /s/ Richard J. Fagan
                           Executive Vice President and Chief Financial Officer



Dated:  April 16, 2002


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                                  EXHIBIT INDEX


     (16) Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated April 10, 2002.